333-28069

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.   333-280698
Post-Effective Amendment No.

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 333-280698


Valles Capital Inc.
Registrant Exact Name as Specified in Charter

112 East Fairmont Drive Tempe, Arizona 85282
Address of Principal Executive Offices
(Number, Street, City, State, Zip Code)

928-233-1348 info@vallescapital.com
Registrants Telephone Number, including Area Code, Email

Angel Michel Valles
112 East Fairmont Drive Tempe, Arizona 85282
Name and Address (Number, Street, City, State, Zip Code) of Agent for Service


No Date selected as of this amendment filing.
Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective:
The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission acting pursuant to said section 8(a), may determine.


The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The information in this prospectus (or Statement of Additional Information) is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus (or Statement of Additional Information) is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or Exchange is not permitted.

Details of this prospectus serve as contract instructions to the Depository Trust and Clearing Corporation.

Interested accredited financial institutions of up yo 35 may continue to rely on any available registration exemptions.



CONTENTS OF FORM N-1A
Item 2. Risk/Return Summary:	5
Investment Objectives/Goals	5
Item 3. Risk/Return Summary:	5
Fee Table	5
Item 4. Risk/Return Summary: Investments, Risks, and
Performance	7
(a) Principal Investment Strategies of the Fund.	7
(b) Principal Risks of Investing in the Fund.	7
Item 5. Management	9
(a) Investment Adviser(s).	9
Item 6. Purchase and Exchange of Fund Shares	9
(a) Purchase of Fund Shares.	9
(b) Exchange of Fund Shares.	10
Item 7. Tax Information	10
Item 8. Financial Intermediary Compensation	10
Item 9. Investment Objectives, Principal Investment Strategies,
Related	10
a.	Investment Objectives.	10
Implementation of Investment Objectives.	11
Item 10.  Management, Organization, and Capital Structure	11
(a) Management.	11
(b) Capital Stock.	12
Item 11.   Shareholder Information	12
Pricing of Fund Shares.	12
Item 12. Distribution Arrangements	14
Sales Loads.	14
Item 13.   Financial Highlights Information	14
Part B INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL
INFORMATION	14
Item 14.   Cover Page	14
Item 15.   Fund History	15
Item 16.   Description of the Fund and Its Investments and
Risks	15
Item 17.  Management of the Fund	15
Item 18.   Control Persons and Principal Holders of Securities	15
Item 19.   Investment Advisory and Other Services	15
Item 20.   Portfolio Managers	15
Item 21.   Brokerage Allocation and Other Practices	15
Item 22.   Capital Stock and Other Securities	15
Item 23.   Purchase, Redemption, and Pricing of Shares	16
Item 25.   Underwriters	16
Item 27.   Financial Statements	16
Item 27A.   Annual and Semi-Annual Shareholder Report	16
Part C OTHER INFORMATION	16
Item 28.   Exhibits	16
Item 29.   Persons Controlled by or Under Common Control with
the Fund	17
Item 30.   Indemnification	17
Item 31.   Business and Other Connections of Investment Adviser	17
Item 32.   Principal Underwriters	17
Item 33.   Location of Accounts and Records	17
Item 34.   Management Services	17
Item 35.   Undertakings	18
SIGNATURES	18











Item 2. Risk/Return Summary:
Investment Objectives/Goals
The fund, an open-end, non-diversified, management investment company, was organized as a Arizona Corporation on April 20, 2022. The Fund has had no activity since its incorporation. The fund has not engaged in any business activity. The fund intends to issue shares in exchange for contributions at a $1 net asset value (NAV) only in aggregations of a specified number of shares (each a 4-week ladder), generally in exchange for a deposit of a specified cash contribution. The funds shares are not yet listed or traded and have no market quotations. Fund shares not yet traded on a listing exchange may trade at market prices that may be below, at or above NAV. Shares are redeemable only in one or more 4-week ladders by Authorized Participants (market makers). In the event of a reorganization, merger, conversion or liquidation of the fund, the fund may redeem individual shares. The fund reserves the right to permit or require that 4-week ladders and redemptions of shares be effected fully in cash. Valles Capital Inc is responsible for managing the business affairs of the fund.
As compensation for these services, Valles Capital Inc. is entitled to receive a management fee of 0.5% based on every redemption and exchange of shares. These management fees are deposited into the paid in capital account of Valles Capital Inc which is invested and held in shares of the fund until needed and these values are reflected on market valuations of its common shares.

The Fund, raising new capital at a ratio of 5 to 1, (pursuant to 270.2a-7 C 1 Share price calculation (ii) of the Act) issuing Valles Capital Series of Shares Infinity Class for up to an initial $1 billion in new market capital and $250 million in asset turnover volume for the purpose of creating a market exit for fund sweep account activity with interested market makers. A key feature is using the fund as a future sweep account linked to a White label debit card. Operation of the debit card program is accomplished through issuing additional Classes of shares exclusively accepting direct deposit contributions, particularly direct payroll deposits, and offers immediate liquidity for cardholders at point-of-sale
(POS) terminals or ATMs in their local currency exchange rates and location of account activation.

There is no activity to report for the previous 6 to 12 months and having no quotations the funds overseeing officer will use a stated market price of $5 per share of Valles Capital Infinity shares on behalf of shareholders (pursuant to 270.2a-7 C 1 Share price calculation (ii) of the Act) and strive to maintain a $1 NAV per share; investing paid in capital contributions in a US Treasury Zero Percent Certificate of Indebtedness. Maintaining a $1 NAV will begin using the infinite shares provision and market maker contributions.

Item 3. Risk/Return Summary:
Fee Table
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly
from your investment)				0.00%
Maximum Exchange Charge (Load) Imposed
on Purchases
(as a percentage of offering price) 		0.00%
Maximum Deferred Exchange Charge (Load)
(as a percentage of                         )  	0.00%
Maximum Exchange Charge (Load) Imposed
on Reinvested Dividends
[and other Distributions] (as a percentage of
                         ) 			0.00%
Redemption Fee (as a percentage of amount
redeemed, if applicable) 			0.005%
Exchange Fee	(front end)			0.005%
Maximum Account Fee 				0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees Distribution [and/or Service]
(12b-1) Fees 					0.00%
Other Expenses 					0.00%

Total Annual Fund Operating Expenses		0.00%

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund having a $1 NAV and a $5 Share Price for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 0% return each year and that the Funds operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year $ 50.00
3 years $ 150.00
5 years $ 250.00
10 years $ 500.00

You would pay the following expenses if you did not redeem your shares:

1 year $ 0.00
3 years $ 0.00
5 years $ 0.00
10 years $ 0.00

The Example does not reflect Exchange charges (loads) on reinvested dividends [and other distributions]. If these Exchange charges (loads) were included, your costs would be higher.

For market makers, if you provided liquidity for $10 million each year and recognized using position exits, market makers may automatically participate in Fund using 5% of the recognized proceeds, resulting in a 25% reinvestment return at any amount. Fund Managers of different funds can create ladders buying and selling positions, each ladder will return the buy in plus 125% ROI every 4 weeks.

Example

1 year $ 2,500,000
3 years $ 7,500,000
5 years $ 12,500,000
10 years $ 25,000,000


Item 4. Risk/Return Summary: Investments, Risks, and
Performance

(a) Principal Investment Strategies of the Fund.
The Fund will invest 100% of its paid in capital cash contributions into an extremely low-risk Treasury Direct
Zero Percent Certificate of Indebtedness. The Treasury Direct 0% C of I account can hold an unlimited amount money and is backed by the full Faith and Credit of the United States Government.

(b) Principal Risks of Investing in the Fund.
(1) Narrative Risk Disclosure.
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

Cash and cash equivalents
The fund may hold cash or invest in cash equivalents. Cash equivalents include, but are not limited to: (a) shares of money market or similar funds managed by the fund overseeing officer or its affiliates; (b) shares of other money market funds; (c) commercial paper; (d) short-term bank obligations (for example, certificates of deposit, bankers acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes;
(e) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); (f) securities of the U.S. government, its agencies or instrumentalities that mature, or that may be redeemed, in one year or less; and
(g) higher quality corporate bonds and notes that mature, or that may be redeemed, in one year or less.

DTCC Book-Entry Only system
Shares of the fund are represented by securities registered in the name of the Depository Trust and Clearing Corporation
(DTCC) or its nominee and deposited with, or on behalf of, DTCC. DTCC acts as securities depository for the fund shares.

DTCC, a limited-purpose trust corporation, was created to hold securities of its participants (DTCC Participants) and to facilitate the clearance and settlement of securities transactions among the DTCC Participants in such securities through electronic book-entry changes in accounts of the DTCC Participants, thereby eliminating the need for physical movement of securities certificates. Access to the DTCC system is available to entities, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a DTCC Participant, either directly or indirectly (the indirect participants). Beneficial ownership of shares is limited to DTCC Participants, the indirect participants and persons holding interests through DTCC Participants and indirect participants.

Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as the beneficial owners shares of the fund) is shown on, and the transfer of ownership is effected only through, records maintained by DTCC (with respect to DTCC Participants) and on the records of DTCC Participants (with respect to the indirect participants and beneficial owners that are not DTCC Participants). The beneficial owners will receive from or through the DTCC Participant a digital confirmation relating to their purchase of shares.

Share distributions shall be made to DTCC or its nominee, Cede & Co., as the registered holder of all shares of the fund. DTCC or its nominee, upon receipt of any such distributions, shall credit immediately DTCC Participants accounts with payments in amounts proportionate to their respective beneficial interests in shares of the fund as shown on the records of DTCC or its nominee. Payments by DTCC Participants to the indirect participants and the beneficial owners of shares held through such DTCC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a street name and will be the responsibility of such DTCC Participants.

The fund has no responsibility or liability for any aspect of the records relating to or notices to the beneficial owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTCC and the DTCC Participants or the relationship between such DTCC Participants and the indirect participants and the beneficial owners owning through such DTCC Participants.

Item 5. Management
(a) Investment Adviser(s).
There are no investment advisers for the Valles Capital fund. The current CEO of Valles Capital Inc, Angel Michel Valles, is acting overseeing officer of the fund. His education and experience started in 1984 and is the sole creator of the fund. Angel Valles also began the Valles Capital Management Group Corp., which is now a dissolved corporation.

Item 6. Purchase and Sale of Fund Shares
(a) Purchase of Fund Shares.
There are no minimum initial or subsequent contribution requirements. Contributions can initially be made using 4-week ladders (market makers) and direct deposits using self-directed brokerage accounts (debit card sweep account). Fund participants will experience a 5 to 1 equity increase in account market value. Shares are issued using an infinite share provision at $1 NAV per share and each share has a $5 stated market share price value. The sponsoring bank, offering self-directed brokerage accounts will furnish liquidity for shareholder settlements and organize their own position exit. Both the sponsoring bank and its market makers can automatically participate in the Fund, allocating 5% of exit proceeds.

(b) Exchange of Fund Shares.
Shares are exchangeable instantly for market makers and when the Valles Capital Money Market Fund Debit Card or any self-directed brokerage account with ATM Visa/Mastercard access is used as the method of payment for in person purchases at any retail establishment, online bill pay, money transfer or wire transfers. DTCCC will give any financial institution sponsoring fund liquidity to automatically participate in Fund using 5% of exit proceeds using infinite share provisions resulting in a 25 % reinvestment return at any exit proceed amount.

Item 7. Tax Information
The Fund never intends to make any distributions that may be taxed as ordinary income or capital gains or that the Fund never intends to distribute tax-exempt income. Using the Infinite Series 5:1 Money Market Fund equity increase based on the $1 NAV cost basis and striving to maintain a $5 share price there will be no tax exposure; due to taxation only occurring on increase in share price over the original stated market value. Does not include secondary market transactions.

Item 8. Financial Intermediary Compensation
There will be no payments to Broker-Dealers and Other
Financial Intermediaries.

Item 9. Investment Objectives, Principal Investment Strategies,
Related Risks, and Disclosure of Portfolio Holdings

a.	Investment Objectives.
The debit card facilitates various transactions including purchases, bill payments, money transfers, and wire transfers. Emphasizing direct payroll deposits mitigates fraud and money laundering risks while also supporting local employment opportunities at cardholders native location and currency and current exchange rates using additional series of shares each having its own stated value.

The sponsoring bank is a financial institution offering self-directed brokerage accounts with ATM access offering liquidity, possibly aiding in DTCCC integration guidance and arranges its own position exit using the $200 million contribution to create a multi-market maker effort facilitating liquidity exits and creating new initial market capital of $1 billion. Each asset turnover event returns 25% reinvestment at any volume using infinite share provisions. DTCCC has instructions to allow market makers to automatically participate in Fund using 5% of position exit proceeds.
Market Makers can create automatic 4 week $2,500,000 ladders with one another, buying and selling resulting in new market value of $12,500,000 positions indefinitely, each ladder will return the ladder contribution amount plus 125% ROI every week. (see Item 35 of this registration)

Sponsored product launch will take place in Valles Mines, Missouri, USA, and extend to surrounding areas from Kansas City to St Louis. With card sponsor approval will offer for example, virtual online card accounts along with 50,000 pre-packaged physical cards with POS opening account balance between $100, $500, and $1,000 NAV we will create New Market Capital and associated asset turnover values. The Fund intends to invest 100% in Treasury Direct Zero Percent Certificate of Indebtedness by directing DTCC to use a single Valles Capital 0% C of I as the account of deposit. While a 0% C of I earn no interest it maintains a stable $1 NAV and there is no limit to how much money a 0% C of I can hold and is backed by the full Faith and Credit of the United States.

Implementation of Investment Objectives.
Liquidity Sponsors and outside Fund Managers can create a 4-week ladder buying and selling positions, each ladder will return the contribution amount plus 125% ROI every 4 weeks by participating in the Fund using 5% of exit proceeds automatically.

Item 10.  Management, Organization, and Capital Structure

(a) Management.
(1) Fund Investment Adviser.
Angel Michel Valles, the CEO of Valles Capital Inc. is the overseeing officer of the fund. His experience in the field of Federal and State laws and rules pertaining to Securities and Corporations began in 1984. Angel Valles also began the Valles Capital Management Group Corp., which is now dissolved.

Valles Capital Inc is responsible for managing the business affairs of the fund. As compensation for these services, Valles Capital Inc. is entitled to receive a management fee of 0.5% based on every redemption (debit card user) and exchange (financial institutions) of shares. These management fees are deposited into the paid in capital account of Valles Capital Inc which is invested and held in shares of the fund until needed.

CEO Compensation
Performance-Based Incentives: As CEO, Angel Valles will earn ..002% or $5,000 a week for each $2,500,000 ladder issued; of which there are 125 when creating $1 billion in new market value. The CEO may also be eligible for performance-based incentives and bonuses, which include a .0001% weekly incentive and a .001% end of quarter bonus paid using a direct deposit account. These incentives are tied to maintaining a Paid-in Capital account balance matching DTCC deposit receipts balance. The cash for the CEO compensation package will come from infinite share provisions after Valles Capital Inc receives .005% fund management fees using linked money market debit payment cards for sending and receiving payments. These management fees are deposited into the paid in capital account of Valles Capital Inc which is invested and held in shares of the fund until needed.


(3) Legal Proceedings.
There are currently no pending material legal proceedings, including ordinary routine litigation incidental to the business, or to which the Fund or the Funds overseeing officer is a party.

(b) Capital Stock.
Valles Capital an Arizona Corporation is registering 1,000,000,000 of the Authorized Number of Shares to be Issued of Valles Capital Common stock (A.R.S. 10-621 and 270.31a-1
B 2 (iv) of the Act), having no par value until issued in exchange for a $1 Nav. Of the Authorized Number of Shares to be Issued, 500,000,000 voting shares (pursuant to A.R.S. 10-621, ownership shares) are currently outstanding in the name of Angel Michel Valles (the owner), CEO of Valles Capital Inc.

Valles Capital Inc intends to complete Real Estate M/A transactions using the unissued Authorized Number of Shares of Valles Capital Inc to acquire property. Bank sponsors and its Market Makers may use cash contributions in exchange for Valles Capital common stock of Valles Capital Inc to acquire property on Valles Capital Inc behalf. Real Estate Property to become the basis of New Market Capital value. DTCC is instructed to issue registered shares accordingly to maintain a $1 NAV and $5 Share Price on behalf of fund shareholders. The property would have the possibility to be used for recruiting purposes, Rented or Leased as an Airbnb, Corporate Event, Retreats and Weddings etc. as opportunities arise.

These rents and fees are then deposited into the paid in capital account of Valles Capital Inc and invested and held in shares of the fund until needed. Valles Capital Inc. is also entitled to receive fund management fees based on every redemption (debit card program) and exchange (financial institution) of shares. These management fees are also deposited into the paid in capital account of Valles Capital Inc which is invested and held in shares of the fund until needed and the total of these values are reflected in market valuations of the common shares of Valles Capital Inc.

The Bank Sponsor and its Market Makers are invited to utilize a cash contribution of $200 million. As mentioned earlier this would lead to the creation of new market capital totaling $1 billion, accompanied by an asset turnover volume valued at $250 million using Infinite share provisions with DTCC resolution and clearing. Any daily, weekly, or monthly asset turnover event will always return 25% reinvestment. As the fund acquires new debit card accounts, asset turnover is expected to rise and earn fund management fees, principally with the development of a proprietary debit card program.

Properties of interest:
6XX1 XXXXXXXXX  XXXX McLean, Virginia ($25 million), and
1047 N XXXXXX Dr, Los Angeles, ($38 million), and
1XXX6 XXXXX Dr. Beverly Hills, CA ($49.6 million)

Together serving as a $112.6 million equity basis to $563 million in new market capital. Sellers are only interested in cash sales, creating 1033 exchange opportunities.

Market Capital
(includes Asset Turnover Event)

$ 1,250,000,000 	Cash Capitalization
    703,750,000 	Property Capitalization
  1,953,750,000 	Total


Total Basis :
$200,000,000 	in cash
 112,600,000 	in property
$312,600,000 	total basis

The remaining unissued shares will be set aside to acquire land and equipment to develop a hydrogen on demand unit to retrofit existing gasoline engines.

Item 11.   Shareholder Information

Pricing of Fund Shares.
The fund shares are generally purchased and sold in the secondary market at a market price on a listing exchange, except with respect to Authorized Participants (market makers and debit cardholders), which may purchase shares directly from the fund at NAV through 4-week ladders and direct payroll deposits. The market price generally differs from the funds daily NAV. The market price is affected not only by the funds NAV, but also by market forces such as the supply and demand for the fund shares, the intraday value of the funds holdings, economic conditions and other factors.

The fund is designed to offer market makers and cardholders alike; an investment that can be bought and sold frequently in the secondary market without impact on the fund. In addition, frequent trading to exchange and redeem shares directly from the fund is designed to enable the market price of fund shares to remain at or close to a 5 to 1 ratio of NAV. The fund accommodates frequent purchases and redemptions of 4-week ladders by market makers and does not place a limit on exchanges or redemptions of 4-week ladders by these investors. The fund reserves the right to reject any purchase order at any time. The fund also reserves the right to reject any redemption order in accordance with applicable law.

Infinity Class
Refers to the $5 Share Market Value and $1 NAV (pursuant to 270.2a-7 C 1 Share price calculation (ii) of the Act).
Equity means the difference between Share Market Value and NAV. DTCC will give any financial institution sponsoring fund liquidity to automatically participate in Fund using 5% of exit proceeds using infinite share provisions resulting in a 25% reinvestment return at any exit proceed amount. The Fund will invest 100% of paid in capital account cash contributions exchanged for shares of the fund in a Treasury Direct Zero Percent Certificate of Indebtedness. While a 0% C of I earns no interest it maintains a stable NAV and Share Market Value plus there is no limit to how much money a 0% C of I can hold and is backed by the full Faith and Credit of the United States Government.

International Infinity Class
Refers to the $4 Share Market Value and $1 NAV (pursuant to 270.2a-7 C 1 Share price calculation (ii) of the
Investment Act of 1940). Unlocks when cardholders account market value maintains a $25,000 balance for 6 months. Automatically recognizes contributions and deposits proceeds to Global Infinity Class shares thus promoting day trading status for card users automatically resulting in yearend account market value as qualifying year-end deduction on income. Equity means the difference between Share Market
Value and NAV. The Fund will invest 100% of paid in capital account cash contributions exchanged for shares of the fund in a Treasury Direct Zero Percent Certificate of Indebtedness. While a 0% C of I earns no interest it maintains a stable NAV and Share Market Value plus there's no limit to how much money a 0% C of I can hold and is backed by the full Faith and Credit of the United States Government.

Sovereign Infinity Class
Refers to the $3 Share Market Value and $1 NAV (pursuant to 270.2a-7 C 1 Share price calculation (ii) of the
Investment Act of 1940). Unlocks when cardholders account market value maintains a $5,000 balance for 6 months. Automatically recognizes contributions and deposits proceeds to Global Infinity Class shares promoting day trading status for card users automatically resulting in yearend account market value as qualifying year-end deduction on income.
Equity means the difference between Share Market Value and NAV. The Fund will invest 100% of paid in capital account cash contributions exchanged for shares of the fund in a Treasury Direct Zero Percent Certificate of Indebtedness.
While a 0% C of I earns no interest it maintains a stable NAV and Share Market Value plus there's no limit to how much money a 0% C of I can hold and is backed by the full Faith and Credit of the United States Government.

Admiral Infinity Class
Refers to the $2 Share Market Value and $1 NAV (pursuant to 270.2a-7 C 1 Share price calculation (ii) of the
Investment Act of 1940). Unlocks when cardholder opens an account. Automatically recognizes contributions and deposits proceeds to Global Infinity Class shares promoting day trading status for card users automatically resulting in yearend account market value as qualifying year-end deduction on income. Equity means the difference between Share Market
Value and NAV. The Fund will invest 100% of paid in capital account cash contributions exchanged for shares of the fund in a Treasury Direct Zero Percent Certificate of Indebtedness. While a 0% C of I earns no interest it maintains a stable NAV and Share Market Value plus there's no limit to how much money a 0% C of I can hold and is backed by the full Faith and Credit of the United States Government.

Global Infinity Class
Refers to the $1 Share Market Value and $1 NAV (pursuant to 270.2a-7 C 1 Share price calculation (ii) of the
Investment Act of 1940). Global Infinity sweep Account receiving direct deposits from the Admiral, Sovereign, International and Corporate Class shares. Equity means the difference between Share Market Value and NAV. The Fund will invest 100% of paid in capital account cash contributions exchanged for shares of the fund in a Treasury Direct Zero Percent Certificate of Indebtedness. While a 0% C of I earns no interest it maintains a stable NAV and Share Market Value plus there's no limit to how much money a 0% C of I can hold and is backed by the full Faith and Credit of the United States Government.

Item 12. Distribution Arrangements
Sales Loads.
There are no sales loads, no break points, and no rule 12b-1 plan.

Item 13.   Financial Highlights Information
We intend to comply with undertaking 35 requirements and file an amendment filing containing financial statements, which may be unaudited, within four to six months after the effective date of this registration statement under the Securities Act of 1933 [15 U.S.C. 77a et seq.];

Part B INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL
INFORMATION

Item 14.   Cover Page

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-1A
INFORMATION REQUIRED IN A
STATEMENT OF ADDITIONAL INFORMATION

Name of Fund		Valles Capital Inc

Series of Shares	Valles Capital Inc

Classes of Shares 	Infinity
			International Infinity
			Sovereign Infinity
			Admiral Infinity
			Global Infinity

Registrants Name	Valles Capital Inc.

The SAI is not a prospectus.

SUBJECT TO COMPLETION, DATED JULY 3, 2024 THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER OR EXCHANGE IS NOT PERMITTED.

Reports and other information about the Fund are available on the EDGAR Database on the Commissions Internet site at http://www.sec.gov, and that copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Item 15.   Fund History
New Issuer	NO ADITIONAL ACTIVITY TO REPORT FOR THIS ITEM.

Item 16.   Description of the Fund and Its Investments and Risks
New Issuer	NO ADITIONAL ACTIVITY TO REPORT FOR THIS ITEM.

Item 17.  Management of the Fund
New Issuer	NO ADITIONAL ACTIVITY TO REPORT FOR THIS ITEM.

Item 18.   Control Persons and Principal Holders of Securities
New Issuer	NO ADITIONAL ACTIVITY TO REPORT FOR THIS ITEM.

Item 19.   Investment Advisory and Other Services
New Issuer	NO ADITIONAL ACTIVITY TO REPORT FOR THIS ITEM.

Item 20.   Portfolio Managers
New Issuer	MONEY MARKET FUND NO ACTIVITY FOR THIS ITEM.

Item 21.   Brokerage Allocation and Other Practices
New Issuer	NO ADITIONAL ACTIVITY TO REPORT FOR THIS ITEM.

Item 22.   Capital Stock and Other Securities
New Issuer	NO ADITIONAL ACTIVITY TO REPORT FOR THIS ITEM.

Item 23.   Purchase, Redemption, and Pricing of Shares
New Issuer	NO ADITIONAL ACTIVITY TO REPORT FOR THIS ITEM.

Item 25.   Underwriters
New Issuer	NO ADITIONAL ACTIVITY TO REPORT FOR THIS ITEM.

Item 27.   Financial Statements
New Issuer	NO ADITIONAL ACTIVITY TO REPORT FOR THIS ITEM.
	Item 27A.   Annual and Semi-Annual Shareholder Report
		New Issuer	NO ACTIVITY YET FOR THIS ITEM.

Part C OTHER INFORMATION

Item 28.   Exhibits

Exhibit A. Articles of Incorporation

Articles of Incorporation for Valles Capital can be found at the following web address https://ecorp.azcc.gov/CommonHelper/
GetFilingDocuments?barcode=22042022079696 or by searching the
Arizona Corporation Commissions eCorp website https://ecorp.azcc.gov/Entity Search/Index using entity search for Valles Capital Inc or ID # 23363947.

Exhibit l. Initial Capital Agreements

There are currently no unique or unusual restrictions to disclose on the right to freely retain or dispose of the Funds shares or material obligations or potential liabilities associated with holding the Funds shares (not including investment risks) that may expose investors to significant risks.

Item 29.   Persons Controlled by or Under Common Control with
the Fund
New Issuer	NO ACTIVITY TO REPORT FOR THIS ITEM.

Item 30.   Indemnification
Indemnification of Officers, Directors, Employees and Agents. The Corporation shall indemnify any person who incurs expenses or liabilities by reason of the fact he or she is or was an officer, director, employee, or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise. This indemnification shall be mandatory in all circumstances in which indemnification is permitted by law.

Limitation of Liability.
To the fullest extent permitted by the Arizona Revised Statutes, as the same exists or may hereafter be amended, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for any action taken or any failure to take any action as a director. No repeal, amendment or modification of this article, whether direct or indirect, shall eliminate or reduce its effect with respect to any act or omission of a director of the Corporation occurring prior to such repeal, amendment or modification.

Item 31.   Business and Other Connections of Investment Adviser
New Issuer	NO ACTIVITY TO REPORT FOR THIS ITEM.

Item 32.   Principal Underwriters
New Issuer	NO ACTIVITY TO REPORT FOR THIS ITEM.

Item 33.   Location of Accounts and Records
The location of Accounts and Records are held in the possession of Angel Michel Valles residing at 112 East Fairmont Drive
Tempe, Arizona 85282.

Item 34.   Management Services
New Issuer	NO ACTIVITY TO REPORT FOR THIS ITEM.

Item 35.   Undertakings
Issuing two 4 week $2,500,00 ladders between 2 mutually agreeing funds or fund managers to maintain weekly exchange of shares activity each depositing contributions for each ladder. We intend to comply with an undertaking 35 requirements and file an amendment filing containing financial statements, which may be unaudited, within four to six months after the effective date of this registration statement under the Securities Act of 1933 [15 U.S.C. 77a et seq.]; and will return to market makers $12,500,000 in new market capital plus 25% reinvestment with every asset turnover event.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund (certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and) has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the city of Tempe, and State of Arizona, on the 1st day of July 2024.

By
Valles Capital Fund

Angel Michel Valles, CEO
Signature                       Title

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Angel Michel Valles, CEO          July 2nd, 2024
Signature            Title        Date








Reports and other information about the Fund are available on the EDGAR Database on the Commissions Internet site at http://www.sec.gov, and that copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.


FILE NUMBER(S):
811-23981
333-280698